Exhibit 10.14
EXECUTION VERSION

GUARANTEE AGREEMENT
dated as of April 26, 2022, among
AMCOR PLC, AMCOR PTY LTD,
AMCOR FINANCE (USA), INC., AMCOR UK FINANCE PLC,
AMCOR FLEXIBLES NORTH AMERICA, INC.,
THE OTHER GUARANTORS PARTY HERETO
and
JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

[[5812514]]                                [CS&M Ref. No. 6702-124]

TABLE OF CONTENTS
Page
ARTICLE I
Definitions
SECTION 1.01. Facility Agreement    1
SECTION 1.02. Other Defined Terms    1
ARTICLE II
The Guarantees
SECTION 2.01. Guarantee    3
SECTION 2.02. Guarantee of Payment; Continuing Guarantee    4
SECTION 2.03. No Limitations    4
SECTION 2.04. Reinstatement    5
SECTION 2.05. Agreement to Pay; Subrogation    5
SECTION 2.06. Information    6
SECTION 2.07. Maximum Liability    6
SECTION 2.08. Payments Free of Taxes    6
ARTICLE III
Indemnity, Subrogation and Subordination
SECTION 3.01. Indemnity and Subrogation    6
SECTION 3.02. Contribution and Subrogation    7
SECTION 3.03. Subordination    7
ARTICLE IV
Representations and Warranties ARTICLE V
Miscellaneous
SECTION 5.01. Notices    8
SECTION 5.02. Waivers; Amendment    8
SECTION 5.03. Successors and Assigns    8
SECTION 5.04. Survival of Agreement    8
SECTION 5.05. Counterparts; Effectiveness; Several Agreement    9
SECTION 5.06. Severability    9
SECTION 5.07. Right of Set-Off    10
SECTION 5.08. Governing Law; Jurisdiction; Consent to Service of Process; Appointment of Service of Process Agent    10
SECTION 5.09. WAIVER OF JURY TRIAL    11
SECTION 5.10. Headings    11
SECTION 5.11. Termination or Release    12
SECTION 5.12. Additional Guarantors    12
[[5812514]]

SECTION 5.13. Conversion of Currencies    12
SECTION 5.14. Certain Agreements    13

[[5812514]]

GUARANTEE AGREEMENT dated as of April 26, 2022 (this “Agreement”), among AMCOR PLC, AMCOR PTY LTD (ACN 000 017 372), AMCOR FINANCE (USA), INC., AMCOR UK FINANCE PLC, AMCOR FLEXIBLES NORTH AMERICA,
INC., the other GUARANTORS from time to time party hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent, on behalf of itself and the other Guaranteed Parties.

Reference is made to the Five-Year Syndicated Facility Agreement dated as of April 26, 2022 (the “Facility Agreement”), among Amcor plc, a public limited company incorporated under the laws of the Bailiwick of Jersey (“Parent”), Amcor Pty Ltd (ACN 000 017 372), an Australian proprietary company limited by shares with a registered office at Level 11, 60 City Road, Southbank, Victoria 3006, Australia (“Amcor Australia”), Amcor Finance (USA), Inc., a Delaware corporation (“Amcor US”), Amcor UK Finance plc, a company incorporated under the laws of England and Wales with company registration number 04160806 and its registered office at Amcor Central Services Bristol, 83 Tower Road North, Warmley, Bristol, BS30 8XP, United Kingdom (“Amcor UK”), Amcor Flexibles North America, Inc., a Missouri corporation (“Amcor Flexibles” and, together with Amcor Australia, Amcor US and Amcor UK, the “Borrowers”), the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent and Foreign Administrative Agent. The Lenders have agreed to extend credit to the Borrowers subject to the terms and conditions set forth in the Facility Agreement. The obligations of the Lenders to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement. Accordingly, the parties hereto agree as follows:
ARTICLE I

Definitions
SECTION 1.01. Facility Agreement. Capitalized terms used in this Agreement (including in the introductory paragraph hereto) and not otherwise defined herein have the meanings specified in the Facility Agreement.
(a)The rules of construction specified in Sections 1.03, 1.04 and 1.05(a) of the Facility Agreement also apply to this Agreement, mutatis mutandis.
SECTION 1.02. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:
“Agreement” has the meaning assigned to such term in the preamble to this Agreement.
“Agreement Currency” has the meaning assigned to such term in Section 5.13(b).
“Amcor Australia” has the meaning assigned to such term in the introductory paragraph to this Agreement.
“Amcor Flexibles” has the meaning assigned to such term in the introductory paragraph to this Agreement.
[[5812514]]

“Amcor UK” has the meaning assigned to such term in the introductory paragraph to this Agreement.
“Amcor US” has the meaning assigned to such term in the introductory paragraph to this Agreement.
“Applicable Creditor” has the meaning assigned to such term in Section 5.13(b).
“Authorized    Agent”    has the    meaning    assigned    to    such    term    in Section 5.08(e).
“Borrowers” has the meaning assigned to such term in the introductory paragraph to this Agreement.

“Claiming Party” has the meaning assigned to such term in Section 3.02. “Contributing Party” has the meaning assigned to such term in
Section 3.02.
“Direct Borrower Obligations” means, with respect to each Borrower, all
Obligations of such Borrower in its capacity as a Borrower under the Facility Agreement.
“Facility Agreement” has the meaning assigned to such term in the introductory paragraph to this Agreement.
“Guaranteed Parties” means, collectively, (a) the Lenders, (b) the Agents,
(c) the Arrangers, (d) the beneficiaries of each indemnification obligation undertaken by any Loan Party under any Loan Document and (e) the permitted successors and assigns of each of the foregoing.
“Guarantors” means Parent and each Subsidiary Guarantor.
“Ipso Facto Event” means that a Borrower incorporated in Australia is the subject of (a) an announcement, application, compromise, arrangement, managing controller, or administration as described in section 415D(1), 434J(1) or 451E(1) of the Corporations Act or (b) any process which under any law with a similar purpose may give rise to a stay on, or prevention of, the exercise of contractual rights, provided that such event or circumstance is an Event of Default.
“Judgment Currency” has the meaning assigned to such term in Section 5.13(b).

[[5812514]]

“Obligations” means, collectively, (a) the due and punctual payment by the Borrowers of (i) the principal of and interest at the applicable rate or rates provided in the Facility Agreement (including interest accruing under Section 2.11(e) of the Facility Agreement and interest accruing during the pendency of any bankruptcy, insolvency, receivership, liquidation, reorganization, assignment for the benefit of creditors or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and (ii) all other monetary obligations of the Borrowers under the Facility Agreement and each of the other Loan Documents (including obligations to pay fees, expense reimbursement and indemnification obligations), whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership, liquidation, reorganization, assignment for the benefit of creditors or other similar proceeding, regardless of whether allowed or allowable in such proceeding) and (b) the due and punctual payment and performance of all other obligations of the Loan Parties under or pursuant to the Facility Agreement and each of the other Loan Documents (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership, liquidation, reorganization, assignment for the benefit of creditors or other similar proceeding, regardless of whether allowed or allowable in such proceeding).
“Parent” has the meaning assigned to such term in the introductory paragraph to this Agreement.
“Subsidiary Guarantors” means Amcor Australia, Amcor UK, Amcor US, Amcor Flexibles and each Subsidiary that becomes a party to this Agreement as a Guarantor after the Effective Date pursuant to Section 5.12; provided that if a Subsidiary is released from its obligations as a Subsidiary Guarantor hereunder as provided in Section 5.11(b), such Subsidiary shall cease to be a Subsidiary Guarantor hereunder effective upon such release.
“Supplement” means an instrument in the form of Exhibit A hereto, or any other form approved by the Administrative Agent, and in each case reasonably satisfactory to the Administrative Agent.
ARTICLE II

The Guarantees
SECTION 2.01. Guarantee.    Each Guarantor irrevocably and unconditionally guarantees to each of the Guaranteed Parties, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, by way of an independent payment obligation, the due and punctual payment and performance of the Obligations. Each Guarantor further agrees that the Obligations may be extended or renewed, in whole or in part, or amended or modified, without notice to or further assent from it, and that it will remain bound upon its guarantee hereunder notwithstanding any extension, renewal, amendment or modification of any of the Obligations. Each

[[5812514]]

Guarantor waives presentment to, demand of payment from and protest to the Borrowers or any other Guarantor of any of the Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment.
SECTION 2.02. Guarantee of Payment; Continuing Guarantee. Each Guarantor further agrees that its guarantee hereunder constitutes a guarantee of payment when due (whether or not any bankruptcy, insolvency, receivership, liquidation, reorganization, assignment for the benefit of creditors or similar proceeding shall have stayed the accrual or collection of any of the Obligations or operated as a discharge thereof) and not merely of collection, and waives any right to require that any resort be had by the Administrative Agent or any other Guaranteed Party to any balance of any deposit account or credit on the books of the Administrative Agent or any other Guaranteed Party in favor of any Borrower, any other Guarantor or any other Person. Each Guarantor agrees that its guarantee hereunder is continuing in nature and applies to all of the Obligations, whether currently existing or hereafter incurred.
SECTION 2.03. No Limitations. (a) Except for the termination or release of a Guarantor’s obligations hereunder as expressly provided in Section 5.11 and the limitations set forth in the Supplement pursuant to which a Guarantor became a party hereto, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise of any of the Obligations, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of any of the Obligations, any impossibility in the performance of any of the Obligations or otherwise. Without limiting the generality of the foregoing, except for termination or release of its obligations hereunder as expressly provided in Section 5.11, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by (i) the failure of any Guaranteed Party or any other Person to assert any claim or demand or to enforce any right or remedy under the provisions of any Loan Document or otherwise, (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Loan Document or any other agreement, including with respect to any other Guarantor under this Agreement, (iii) any default, failure or delay, willful or otherwise, in the performance of any of the Obligations, (iv) any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or otherwise operate as a discharge of any Guarantor as a matter of law or equity, (v) any illegality, lack of validity or enforceability of any of the Obligations, (vi) any change in the corporate existence, structure or ownership of any Guarantor, or any insolvency, bankruptcy, reorganization, liquidation, assignment for the benefit of creditors or other similar proceeding affecting any Guarantor or its assets or any resulting release or discharge of any of the Obligations, (vii) the existence of any claim, set-off or other rights that any Guarantor may have at any time against any Borrower, the Administrative Agent, any other Guaranteed Party or any other Person, whether in connection with the Facility Agreement, the other Loan Documents or any unrelated transaction, (viii) this Agreement having been determined (on whatsoever grounds) to be invalid, non-binding or unenforceable against any other Guarantor ab initio or at any time after the Effective Date, (ix) the fact that any Person that, pursuant to the Loan Documents, was required to

[[5812514]]

become a party hereto may not have executed or is not effectually bound by this Agreement, whether or not this fact is known to the Guaranteed Parties, or (x) any other circumstance (including any statute of limitations), or any existence of or reliance on any representation by the Administrative Agent, any other Guaranteed Party or any other Person, that might otherwise constitute a defense to, or a legal or equitable discharge of, any Borrower, any Guarantor or any other guarantor or surety of all or any part of the Obligations.
(b)To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of any defense of any Borrower or any other Guarantor or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any Borrower or any other Guarantor, other than the payment in full in cash of all the Obligations. The Administrative Agent and the other Guaranteed Parties may, at their election, compromise or adjust any part of the Obligations, make any accommodation with any Borrower or any other Guarantor or exercise any other right or remedy available to them against any Borrower or any other Guarantor, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Obligations have been paid in full in cash. To the fullest extent permitted by applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against any Borrower or any other Guarantor, as the case may be.
(c)Each Guarantor irrevocably and unconditionally abandons any right that it may have at any time under the existing or future laws of the Bailiwick of Jersey:
(i)whether by virtue of the droit de discussion or otherwise to require that recourse be had by any Guaranteed Party to the assets of any other Guarantor or any other Person before any claim is enforced against such Guarantor in respect of obligations assumed by it under this Agreement; and
(ii)whether by virtue of the droit de division or otherwise to require that any liability under any guarantee or indemnity contained in this Agreement be divided or apportioned with any other Guarantor or any other Person or reduced in any manner whatsoever (other than as expressly permitted by this Agreement).
SECTION 2.04. Reinstatement. Each Guarantor agrees that, unless released pursuant to Section 5.11(b), its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligations is rescinded or must otherwise be restored by the Administrative Agent or any other Guaranteed Party upon the bankruptcy, insolvency, reorganization, liquidation, assignment for the benefit of creditors or any other similar proceeding affecting any Borrower, any other Guarantor or otherwise.
SECTION 2.05. Agreement to Pay; Subrogation. In furtherance of the foregoing and not in limitation of any other right that the Administrative Agent or any

[[5812514]]

other Guaranteed Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of any Borrower or any other Guarantor to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will (a) forthwith pay, or cause to be paid, to the Administrative Agent for distribution to the applicable Guaranteed Parties in cash the amount of such due and unpaid Obligation and (b) if an Ipso Facto Event is continuing, and on demand by the Administrative Agent, forthwith pay such due and unpaid Obligation as if it was the principal obligor, provided that the Administrative Agent may only make a demand under this clause (b) if it could, but for the Ipso Facto Event, have made that demand against the relevant Borrower pursuant to Article VII of the Facility Agreement. Upon payment by any Guarantor of any sums to the Administrative Agent as provided above, all rights of such Guarantor against any Borrower or any other Guarantor arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to Article III.
SECTION 2.06. Information. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrowers’ and each other Guarantor’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that neither the Administrative Agent nor any other Guaranteed Party will have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks.
SECTION 2.07. Maximum Liability. Notwithstanding anything to the contrary in this Agreement, the obligations and liabilities of any Guarantor that becomes a party to this Agreement after the date hereof shall be limited as and to the extent set forth in the applicable Supplement.
SECTION 2.08. Payments Free of Taxes. Each Guarantor that is not a party to the Facility Agreement hereby acknowledges the provisions of Section 2.15 of the Facility Agreement and agrees to be bound by such provisions with the same force and effect, and to the same extent, as if such Guarantor were a party to the Facility Agreement.
ARTICLE III

Indemnity, Subrogation and Subordination
SECTION 3.01. Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 3.03) in respect of any payment hereunder, each Borrower agrees that in the event a payment in respect of any Direct Borrower Obligation of such Borrower shall be made by any other Guarantor under this Agreement, such Borrower shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the Person to whom such payment shall have been made to the extent of such payment.

[[5812514]]

SECTION 3.02. Contribution and Subrogation. Each Guarantor (a “Contributing Party”) agrees (subject to Sections 2.07 and 3.03) that, in the event a payment shall be made by any other Guarantor hereunder in respect of any Obligations (other than any such payment made by any Borrower in respect of its Direct Borrower Obligations) and such other Guarantor (the “Claiming Party”) shall not have been fully indemnified by the applicable Borrower, as provided in Section 3.01, such Contributing Party shall indemnify the Claiming Party in an amount equal to the amount of such payment, in each case multiplied by a fraction of which the numerator shall be the net worth of such Contributing Party on the Effective Date and the denominator shall be the aggregate net worth of all the Contributing Parties on the Effective Date (or, in the case of any Contributing Party becoming a party hereto pursuant to Section 5.12, the date of the Supplement hereto executed and delivered by such Contributing Party). Any Contributing Party making any payment to a Claiming Party pursuant to this Section 3.02 shall be subrogated to the rights of such Claiming Party under Section 3.01 to the extent of such payment.
SECTION 3.03. Subordination. Notwithstanding any provision of this Agreement to the contrary, all rights of the Guarantors under Sections 3.01 and 3.02 and all other rights of the Guarantors of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the payment in full in cash of all the Obligations. No failure on the part of any Borrower or any other Guarantor to make the payments required by Sections 3.01 and 3.02 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor with respect to its obligations hereunder, and each Guarantor shall remain liable for the full amount of the obligations of such Guarantor hereunder.
ARTICLE IV

Representations and Warranties
Each Guarantor represents and warrants to the Administrative Agent and the Lenders that (a) the execution, delivery and performance by such Guarantor of this Agreement are within such Guarantor’s corporate or other organizational powers and have been duly authorized by all necessary corporate or other organizational action and, if required, stockholder or other equityholder action of such Guarantor, and that this Agreement has been duly executed and delivered by such Guarantor and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, and (b) all representations and warranties set forth in the Facility Agreement as to such Guarantor (if such Guarantor is not a party to the Facility Agreement) are true and correct.

[[5812514]]

ARTICLE V

Miscellaneous
SECTION 5.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Facility Agreement. All communications and notices hereunder to any Subsidiary Guarantor shall be given to it in care of Parent as provided in Section 9.01(a)(i) of the Facility Agreement.
SECTION 5.02. Waivers; Amendment. (a) No failure or delay by the Administrative Agent or any other Guaranteed Party in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent and the other Guaranteed Parties hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Without limiting the generality of the foregoing, the execution and delivery of this Agreement or the Facility Agreement or the making of a Loan shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent or any other Guaranteed Party may have had notice or knowledge of such Default at the time. No notice or demand on any Guarantor in any case shall entitle any Guarantor to any other or further notice or demand in similar or other circumstances.
(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Guarantor or Guarantors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.02 of the Facility Agreement.
SECTION 5.03. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants and agreements by or on behalf of any Guarantor or the Administrative Agent that are contained in this Agreement shall bind and inure to the benefit of their respective permitted successors and assigns.
SECTION 5.04. Survival of Agreement. All covenants, agreements, representations and warranties made by the Guarantors in this Agreement and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the Agents, the Arrangers, the Syndication Agents, the Documentation Agents and the other Guaranteed Parties and

[[5812514]]

shall survive the execution and delivery of the Loan Documents and the making of any Loans, regardless of any investigation made by any such Person or on its behalf and notwithstanding that the Agents, the Arrangers, the Syndication Agents, the Documentation Agents or any Guaranteed Party may have had notice or knowledge of any Default or incorrect representation or warranty at the time any Loan Document is executed and delivered or any credit is extended under the Facility Agreement, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under the Facility Agreement is outstanding and unpaid (other than contingent obligations for indemnification, expense reimbursement, tax gross-up or yield protection as to which no claim has been made) and so long as the Commitments have not expired or terminated. The provisions of Sections 2.04, 2.08 and 5.14 shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated by the Loan Documents, the repayment of the Loans, the expiration or termination of the Commitments or the termination of this Agreement or any provision hereof.
SECTION 5.05. Counterparts; Effectiveness; Several Agreement. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. This Agreement shall become effective as to any Guarantor when a counterpart hereof (or a counterpart of a Supplement) executed on behalf of such Guarantor shall have been delivered to the Administrative Agent and a counterpart hereof (or a counterpart of such Supplement, as the case may be) shall have been executed on behalf of the Administrative Agent, and thereafter shall be binding upon such Guarantor and the Administrative Agent and their respective permitted successors and assigns, and shall inure to the benefit of such Guarantor, the Administrative Agent and the other Guaranteed Parties and their respective permitted successors and assigns, except that no Guarantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein (and any attempted assignment or transfer by any Guarantor shall be null and void), except as expressly provided in this Agreement or the Facility Agreement. This Agreement shall be construed as a separate agreement with respect to each Guarantor and may be amended, modified, supplemented, waived or released with respect to any Guarantor without the approval of any other Guarantor and without affecting the obligations of any other Guarantor hereunder. Delivery of an executed counterpart of a signature page of this Agreement that is an Electronic Signature transmitted by fax, emailed .pdf or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement.
SECTION 5.06. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

[[5812514]]

SECTION 5.07. Right of Set-Off. If an Event of Default shall have occurred and be continuing, each Lender and each Affiliate thereof is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) or other amounts at any time held and other obligations (in whatever currency) at any time owing by such Lender, or by such an Affiliate, to or for the credit or the account of any Guarantor against any of and all the obligations then due of such Guarantor now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement, and although such obligations of such Guarantor are owed to a branch, office or Affiliate of such Lender different from the branch, office or Affiliate holding such deposit or obligated on such indebtedness. Each Lender shall promptly notify Parent and the Administrative Agent after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Lender, and each Affiliate thereof, under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender or Affiliate may have.
SECTION 5.08. Governing Law; Jurisdiction; Consent to Service of Process; Appointment of Service of Process Agent. (a) This Agreement shall be construed in accordance with and governed by the law of the State of New York.
(b)Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the jurisdiction of the United States District Court of the Southern District of New York and of the Supreme Court of the State of New York sitting in New York County, and any appellate court from any thereof, in any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and, subject to the next sentence, each party hereto hereby irrevocably and unconditionally agrees that all claims arising out of or relating to this Agreement or any other Loan Document brought by it or any of its Affiliates shall be brought, and shall be heard and determined, exclusively in such Federal court or, in the event such Federal court lacks subject matter jurisdiction, such New York State court. Nothing in this Agreement or any other Loan Document shall affect any right that any Agent or any Lender may otherwise have to bring any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document against any Non-US Loan Party or its properties in the courts of in the jurisdiction of organization of such Non-US Loan Party. Each party hereto agrees that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
(c)Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent

[[5812514]]

permitted by law, the defense of an inconvenient forum to the maintenance of such suit, action or proceeding in any such court.
(d)Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 5.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.
(e)Each Guarantor that is a Non-US Loan Party hereby irrevocably designates, appoints and empowers Amcor US, with an address of 2801 SW 149 Avenue, Suite 350, Miramar, Florida 33027, and Amcor US hereby accepts such designation, appointment and empowerment, as its authorized designee, appointee and agent (the “Authorized Agent”) to receive, accept and forward for and on its behalf service of any and all legal process, summons, notices and documents that may be served in any suit, action or proceeding arising out of or relating to this Agreement, the Facility Agreement or any other Loan Document. Such service may be made by mailing a copy of such process to any such Guarantor in the care of the Authorized Agent at its address set forth above, and each such Guarantor hereby irrevocably authorizes and directs the Authorized Agent to accept such service on its behalf. Service of process upon the Authorized Agent shall be deemed, in every respect, effective service of process upon each such Guarantor.
(f)In the event any Guarantor or any of its assets has or hereafter acquires, in any jurisdiction in which judicial proceedings may at any time be commenced with respect to this Agreement or any other Loan Document, any immunity from jurisdiction, legal proceedings, attachment (whether before or after judgment), execution, judgment or setoff, such Guarantor hereby irrevocably agrees not to claim and hereby irrevocably and unconditionally waives such immunity.
SECTION 5.09. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO
(A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
SECTION 5.10. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or to be taken into consideration in interpreting, this Agreement.

[[5812514]]

SECTION 5.11. Termination or Release. (a) Subject to Section 2.04, this Agreement and the Guarantees made herein shall terminate and be released when all the Obligations (other than contingent obligations for indemnification, expense reimbursement, tax gross-up or yield protection as to which no claim has been made) have been paid in full in cash and the Lenders have no further commitment to lend under the Facility Agreement.
(b)The Guarantees of the Subsidiary Guarantors made herein shall also be released at the time or times and in the manner set forth in Section 9.18(b) of the Facility Agreement.
(c)In connection with any termination or release pursuant to paragraph
(a)or (b) of this Section, the Administrative Agent shall execute and deliver to any Guarantor, at such Guarantor’s expense, all documents that such Guarantor shall reasonably request to evidence such termination or release. In connection with any release pursuant to this Section, the Administrative Agent may request that the applicable Guarantor deliver to it a certificate of a Financial Officer of such Guarantor to the effect that the requirements to such release set forth in this Section have been satisfied, and the Administrative Agent may rely on, and shall incur no liability for relying upon, any statements made in any such certificate. Any execution and delivery of documents by the Administrative Agent pursuant to this Section shall be without recourse to or warranty by the Administrative Agent.
SECTION 5.12. Additional Guarantors. Pursuant to the Facility Agreement, certain Subsidiaries not a party hereto on the Effective Date are required to enter into this Agreement, and Parent may voluntarily cause certain of its other Subsidiaries to enter into this Agreement. Upon the execution and delivery by the Administrative Agent and any such Subsidiary of a Supplement, such Subsidiary shall become a Subsidiary Guarantor and a Guarantor hereunder with the same force and effect as if originally named as such herein. The execution and delivery of any Supplement shall not require the consent of any other Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Subsidiary as a party to this Agreement.
SECTION 5.13. Conversion of Currencies. (a) If, for the purpose of obtaining judgment in any court, it is necessary to convert a sum owing hereunder in one currency into another currency, each party hereto agrees, to the fullest extent that it may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures in the relevant jurisdiction the first currency could be purchased with such other currency on the Business Day immediately preceding the day on which final judgment is given.
(b)The obligations of each Guarantor in respect of any sum due to any party hereto or any holder of the obligations owing hereunder (the “Applicable Creditor”) shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than the currency in which such sum is stated to be due hereunder (the “Agreement Currency”), be discharged only to the extent that, on the Business Day following receipt

[[5812514]]

by the Applicable Creditor of any sum adjudged to be so due in the Judgment Currency, the Applicable Creditor may in accordance with normal banking procedures in the relevant jurisdiction purchase the Agreement Currency with the Judgment Currency; if the amount of the Agreement Currency so purchased is less than the sum originally due to the Applicable Creditor in the Agreement Currency, such Guarantor agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Applicable Creditor against such loss.
SECTION 5.14. Certain Agreements. Each Guarantor that is not a party to the Facility Agreement hereby acknowledges the provisions of Sections 9.03(d), 9.03(e) and 9.06(b) of the Facility Agreement and agrees to be bound by such provisions with the same force and effect, and to the same extent, as if such Guarantor were a party to the Facility Agreement.
[Signature pages follow]

[[5812514]]

IN WITNESS WHEREOF, the parties hereto have entered into this Agreement as of the day and year first above written.

AMCOR PLC,
by
/s/ Michael Casamento
	Name:	Michael Casamento
	Title:	EVP, Finance and CFO

AMCOR PTY LTD,
executed under §127 of the Corporations Act
by
/s/ Anthony Norman Avitabile
	Name:	Anthony Norman Avitabile
	Title:	Director/Treasurer, Asia-Pacific

/s/ Arthur Raymond Sorensen
	Name:	Arthur Raymond Sorensen
	Title:	Director

AMCOR FINANCE (USA), INC.,
by
/s/ Robert Mermelstein
	Name:	Robert Mermelstein
	Title:	Director

AMCOR UK FINANCE PLC,
by
/s/ Michael J. Rumley
	Name:	Michael J. Rumley
	Title:	Director

AMCOR FLEXIBLES NORTH AMERICA, INC.,
by
/s/ Daniel Sula
	Name:	Daniel Sula
	Title:	Secretary

JPMORGAN CHASE BANK, N.A., as Administrative Agent
by
/s/ Peter S. Predun
	Name:	Peter S. Predun
	Title:	Executive Director

SIGNATURE PAGE TO THE FIVE-YEAR GUARANTEE AGREEMENT

[[5812514]]

Exhibit A to the Guarantee Agreement

SUPPLEMENT NO. dated as of [ ] to the Guarantee Agreement dated as of April 26, 2022 (the “Guarantee Agreement”), among AMCOR PLC, AMCOR PTY LTD (ACN 000 017 372), AMCOR FINANCE (USA), INC., AMCOR UK FINANCE PLC, AMCOR FLEXIBLES NORTH AMERICA, INC., the other
GUARANTORS from time to time party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

Reference is made to the Five-Year Syndicated Facility Agreement dated as of April 26, 2022 (the “Facility Agreement”), among Amcor plc, a public limited company incorporated under the laws of the Bailiwick of Jersey (“Parent”), Amcor Pty Ltd (ACN 000 017 372), an Australian proprietary company limited by shares with a registered office at Level 11, 60 City Road, Southbank, Victoria 3006, Australia (“Amcor Australia”), Amcor Finance (USA), Inc., a Delaware corporation (“Amcor US”), Amcor UK Finance plc, a company incorporated under the laws of England and Wales with company registration number 04160806 and its registered office at Amcor Central Services Bristol, 83 Tower Road North, Warmley, Bristol, BS30 8XP, United Kingdom (“Amcor UK”), Amcor Flexibles North America, Inc., a Missouri corporation (“Amcor Flexibles” and, together with Amcor Australia, Amcor US and Amcor UK, the “Borrowers”), the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent and Foreign Administrative Agent.
Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Facility Agreement and the Guarantee Agreement, as applicable.
The Guarantors have entered into the Guarantee Agreement in order to induce the Lenders to extend credit to the Borrowers. Section 5.12 of the Guarantee Agreement provides that additional Subsidiaries may become Guarantors under the Guarantee Agreement by execution and delivery of an instrument in the form of this Supplement. [The undersigned Subsidiary or Subsidiaries] ([the]/[each, a] “New Guarantor”) is executing this Supplement to become a Guarantor under the Guarantee Agreement in order to induce the Lenders to make additional extensions of credit under the Facility Agreement and as consideration for the maintenance of extensions of credit previously made.
Accordingly, the Administrative Agent and [each]/[the] New Guarantor agree as follows:
SECTION 1. In accordance with Section 5.12 of the Guarantee Agreement, [each]/[the] New Guarantor by its signature below becomes a Subsidiary Guarantor and a Guarantor under the Guarantee Agreement with the same force and effect as if originally named therein as a Subsidiary Guarantor and a Guarantor, and [each]/[the] New Guarantor hereby agrees to all the terms and provisions of the

[[5812514]]

Guarantee Agreement applicable to it as a Subsidiary Guarantor and a Guarantor thereunder. Each reference to a “Subsidiary Guarantor” or a “Guarantor” in the Guarantee Agreement shall be deemed to include [each]/[the] New Guarantor. The Guarantee Agreement is hereby incorporated herein by reference.
SECTION 2. [Each]/[The] New Guarantor represents and warrants to the Administrative Agent and the Lenders that (a) the execution, delivery and performance by [such]/[the] New Guarantor of this Supplement have been duly authorized by all necessary corporate or organizational action and, if required, stockholder or other equityholder of [such]/[the] New Guarantor, and that this Supplement has been duly executed and delivered by [such]/[the] New Guarantor and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, and (b) all representations and warranties set forth in the Facility Agreement as to [such]/[the] New Guarantor (other than the representations and warranties set forth in Section 3.05(b) and clause (i) of Section 3.08(a) of the Facility Agreement) are true and correct.
SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. This Supplement shall become effective as to [each]/[the] New Guarantor when it shall have been executed by the Administrative Agent and the Administrative Agent shall have received a counterpart hereof that bears the signature of [such]/[the] New Guarantor, and thereafter shall be binding upon [such]/[the] New Guarantor and the Administrative Agent and their respective permitted successors and assigns, and shall inure to the benefit of [such]/[the] New Guarantor, the Administrative Agent and the other Guaranteed Parties and their respective permitted successors and assigns, except that [the New Guarantor shall not]/[no New Guarantor shall] have the right to assign or transfer its rights or obligations hereunder or any interest herein (and any such assignment or transfer shall be void) except as expressly provided in this Supplement, the Guarantee Agreement and the Facility Agreement. Delivery of an executed counterpart of a signature page of this Supplement that is an Electronic Signature transmitted by fax, emailed .pdf or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Supplement.
SECTION 4. Except as expressly supplemented hereby, the Guarantee Agreement shall remain in full force and effect.
SECTION 5. THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.
SECTION 6. Any provision of this Supplement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity,

[[5812514]]

legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 5.01 of the Guarantee Agreement.
SECTION 8. [New Guarantor] is a [company] duly [incorporated] under the law of [name of relevant jurisdiction]. [The guarantee of [such]/[the] New Guarantor in respect of Obligations of any Person other than any of its subsidiaries is subject to the following limitations: [ ].]1

[Signature pages follow]

1 If the New Guarantor is giving a guarantee other than in respect of any of its subsidiaries and limitations are agreed in respect of the New Guarantor by the Administrative Agent, insert guarantee limitation wording for relevant jurisdiction that is reasonably satisfactory to the Administrative Agent.

[[5812514]]

IN WITNESS WHEREOF, [each]/[the] New Guarantor and the Administrative Agent have duly executed this Supplement to the Guarantee Agreement as of the day and year first above written.

[NAME OF NEW GUARANTOR],
By
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Administrative Agent,
By
Name:
Title:

[[5812514]]